ALL-STAR®
FUNDS

Liberty All-Star® Growth Fund

3rd Quarter | September 30, 2018

ASG
LISTED
NYSE

LIBERTY ALL-STAR® GROWTH FUND, INC. Period Ended September 30, 2018 (Unaudited)

Fund Statistics
Net Asset Value (NAV)		$6.33
Market Price		$6.35
Premium		0.3%
	Quarter	Year-to-Date
Distributions*	$0.12	$0.35
Market Price Trading Range	$6.10 to $7.71	$6.50 to $7.71
Premium/(Discount) Range	-0.6% to 19.9%	-3.6% to 19.9%

Performance
Shares Valued at NAV with Dividends Reinvested	8.95%	18.33%
Shares Valued at Market Price with Dividends Reinvested	-2.26%	21.49%
Dow Jones Industrial Average	9.63%	8.83%
Lipper Multi-Cap Growth Mutual Fund Average	7.40%	15.87%
NASDAQ Composite Index	7.41%	17.48%
Russell Growth Benchmark	7.58%	15.79%
S&P 500® Index	7.71%	10.56%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2018 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2018.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Multi-Cap Growth Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Benchmark and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 17.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	October 2018

A strong domestic economy drove stock indices higher in the third quarter, as the S&P 500® Index returned 7.71 percent, the Dow Jones Industrial Average (DJIA) gained 9.63 percent and the NASDAQ Composite Index rose 7.41 percent. It was the strongest quarter of 2018 for all three indices. After nine months of the year, those market measures, respectively, have returned 10.56 percent, 8.83 percent and 17.48 percent.

Growth style stocks continued to outperform their value counterparts across all capitalization ranges for the third quarter, as key Russell growth style benchmarks delivered highly positive returns. The broad market Russell 3000® Growth Index returned 8.88 percent for the quarter, even better than its 5.87 percent return for the second quarter. Among key market capitalization indices, the Russell 1000® Growth Index (large cap) returned 9.17 percent, topping last quarter’s 5.76 percent, while the Russell Midcap® Growth Index more than doubled its second quarter performance, returning 7.57 percent. Small cap stocks, as represented by the Russell 2000® Growth Index, were not quite as strong as the previous quarter, but still delivered a 5.52 percent return.

A strong employment picture, solid GDP growth and good corporate earnings were the primary factors behind the market’s quarterly performance. The U.S. Department of Commerce reported that second quarter GDP grew at a 4.1 percent annual rate, its best quarter since 2014, largely supported by consumers spending and exporters rushing to get their products delivered ahead of retaliatory tariffs. Stocks were also buoyed by a strong jobs report, with the U.S. adding 190,000 jobs per month on average during the quarter, according to the Department of Labor. The jobless rate dropped to 3.9 percent, the lowest since 1969.

There were enough bumps over the course of the quarter to keep investor enthusiasm in check. The longest-running story was trade conflicts and their potential for disrupting the otherwise healthy economy. China and the U.S. continued to bicker over tariffs, with China threatening to impose tariffs on an additional $60 billion of U.S. goods if the U.S. went ahead with a 25 percent tariff on $200 billion of Chinese imports. In fact, the U.S. later confirmed it would proceed with those tariffs on top of levies already imposed on $50 billion of Chinese imports (with the Chinese reciprocating in like kind). On the positive side of the trade battles, markets were helped by news of a bilateral trade pact between the U.S. and Mexico—replacing the 1988 NAFTA—and hopes that the new accord would include Canada as well. That prospect came to fruition on September 30 with the announcement of the United States-Mexico-Canada Agreement (USMCA). On other fronts, tech stocks suffered from occasional bouts of nervousness, mainly due to government inquiries into tech companies’ privacy and security practices; on July 27, Facebook lost more than $120 billion in market value, the greatest single-day company stock loss in market history. Late in the quarter, the Federal Reserve raised the fed funds rate another 25 basis points, its third increase of the year, and indicated that it would likely be less accommodative in the future.

Liberty All-Star® Growth Fund

Liberty All-Star® Growth Fund outperformed its primary benchmark as well as key market indices for the third quarter. For the period, the Fund returned 8.95 percent with shares valued at net asset value (NAV) with dividends reinvested but declined -2.26 percent with shares valued at market price with dividends reinvested. While the Fund’s NAV performance kept pace in a strong quarter, the market price of shares were buffeted by the news of the impending rights offering and the fact that shares reached a 19.9 percent price premium to NAV during the quarter. The Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, returned 7.40 percent for the quarter. The Fund’s performance for the quarter ranked in the top 25 percent of peer funds in the Lipper Multi-Cap Growth universe.

Third Quarter Report (Unaudited) | September 30, 2018	1

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fund investment performance was strong through three quarters of the year, as the Fund returned 18.33 percent with shares valued at NAV with dividends reinvested and 21.49 percent with shares valued at market price with dividends reinvested. The Lipper Multi-Cap Growth Mutual Fund Average returned 15.87 percent for the period. The Fund’s performance through September ranked in the 29th percentile of peer funds in the Lipper Multi-Cap Growth universe.

Regarding Fund news, the offering to shareholders of rights to purchase additional shares of the Fund was completed successfully in October. The offering, which allowed investors to subscribe for one additional share for every three shares owned, was oversubscribed and all available primary shares were allocated among those who oversubscribed based on the number of shares held on the record date. We at ALPS Advisors are gratified by this response and thank shareholders for their vote of confidence.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.12 to shareholders during the third quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $13.78 per share. The Fund’s distribution policy is a major component of the Fund’s total return, and we continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

The Fund continued its strong 2018 performance by turning in another good quarter in the July – September period. Longer-term performance has been rewarding as well, as the Fund is in the top 16 percent of peer funds in the Lipper peer universe for the past three years. Despite the strong economy—or perhaps because of it— markets sold-off as the fourth quarter began, with investors fearing that rising interest rates would crimp consumer spending and siphon money away from stocks and into bonds. If inflation remains within the Federal Reserve’s target range, we are optimistic that the market can steady itself. We continue to believe that the Fund’s long-term perspective and multi-manager structure position it well for ever-evolving market environments.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter reflect the views of the President as of October 2018 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings

September 30, 2018 (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017	0.42
2018
1st Quarter	0.12
2nd Quarter	0.11
3rd Quarter	0.12
Total	$13.78

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2018 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Third Quarter Report (Unaudited) | September 30, 2018	3

Liberty All-Star® Growth Fund	Investment Managers/ Portfolio Characteristics

September 30, 2018 (Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 17 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of September 30, 2018 (Unaudited)

	Market Capitalization Spectrum
	RUSSELL GROWTH
	SMALLCAP INDEX	MIDCAP INDEX	LARGECAP INDEX	WEATHERBIE	CONGRESS	SUSTAINABLE	TOTAL FUND

Number of Holdings	1,252	415	542	50	40	29	119*
Weighted Average Market Capitalization (billions)	$2.7	$16.9	$319.8	$5.1	$10.9	$183.2	$64.6
Average Five-Year Earnings Per Share Growth	13%	15%	13%	18%	16%	12%	15%
Average Five-Year Sales Per Share Growth	10%	12%	12%	17%	11%	10%	12%
Price/Earnings Ratio**	26x	27x	29x	39x	33x	31x	34x
Price/Book Value Ratio	4.8x	7.0x	8.1x	6.5x	5.4x	7.9x	6.5x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors

September 30, 2018 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
FirstService Corp.	2.13%
XPO Logistics, Inc.	1.99
Insulet Corp.	1.91
Chegg, Inc.	1.90
Wayfair, Inc., Class A	1.83
Paylocity Holding Corp.	1.69
The Trade Desk, Inc., Class A	1.61
Yum! Brands, Inc.	1.45
Everbridge, Inc.	1.41
UnitedHealth Group, Inc.	1.37
Ecolab, Inc.	1.37
Visa, Inc., Class A	1.37
Ebix, Inc.	1.35
FleetCor Technologies, Inc.	1.33
Alphabet, Inc., Class C	1.30
Autodesk, Inc.	1.29
HEICO Corp.	1.29
Stamps.com, Inc.	1.28
Equinix, Inc.	1.27
Amazon.com, Inc.	1.26
30.40%

Economic Sectors*	Percent of Net Assets
Information Technology	28.63%
Consumer Discretionary	20.19
Health Care	16.86
Industrials	12.47
Consumer Staples	4.12
Materials	3.70
Communication Services	3.48
Financials	3.46
Real Estate	3.40
Energy	1.63
Other Net Assets	2.06
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Third Quarter Report (Unaudited) | September 30, 2018	5

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter

September 30, 2018 (Unaudited)

The following are the major ($600,000) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the third quarter of 2018.

	SHARES
Security Name	Purchases (Sales)	Held as of 9/30/18
Purchases
Abbott Laboratories	17,091	17,091
Etsy, Inc.	25,000	25,000
Puma Biotechnology, Inc.	20,135	37,092
Rollins, Inc.	20,000	20,000
Take-Two Interactive Software, Inc.	10,000	10,000

Sales
Carter’s, Inc.	(12,000)	0
Cotiviti Holdings, Inc.	(13,539)	0
GTT Communications, Inc.	(16,794)	15,992
LCI Industries	(10,000)	0
MKS Instruments, Inc.	(10,000)	0
SAP SE	(13,558)	0
Starbucks Corp.	(27,866)	0
Wayfair, Inc.	(8,672)	21,718

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.94%)
COMMUNICATION SERVICES (3.48%)
Entertainment (1.97%)
Take-Two Interactive Software, Inc.(a)	10,000	$1,379,900
Walt Disney Co.	17,738	2,074,282
		3,454,182
Interactive Media & Services (1.51%)
Alphabet, Inc., Class C(a)	1,901	2,268,786
Care.com, Inc.(a)	7,977	176,371
Eventbrite, Inc.(a)	5,013	190,344
		2,635,501
CONSUMER DISCRETIONARY (20.19%)
Distributors (0.86%)
Pool Corp.	9,000	1,501,920

Diversified Consumer Services (1.90%)
Chegg, Inc.(a)	116,736	3,318,804

Hotels, Restaurants & Leisure (3.87%)
Hyatt Hotels Corp., Class A	14,000	1,114,260
Lindblad Expeditions Holdings, Inc.(a)	19,009	282,664
Planet Fitness, Inc., Class A(a)	26,939	1,455,514
Texas Roadhouse, Inc.	20,000	1,385,800
Yum! Brands, Inc.	27,936	2,539,662
		6,777,900
Internet & Direct Marketing Retail (5.96%)
Amazon.com, Inc.(a)	1,103	2,209,309
Booking Holdings, Inc.(a)	744	1,476,096
Etsy, Inc.(a)	25,000	1,284,500
Stamps.com, Inc.(a)	9,919	2,243,678
Wayfair, Inc., Class A(a)	21,718	3,207,097
		10,420,680
Multiline Retail (1.07%)
Ollie’s Bargain Outlet Holdings, Inc.(a)	19,427	1,866,935

Specialty Retail (3.66%)
Burlington Stores, Inc.(a)	9,000	1,466,280
Lowe’s Cos., Inc.	15,715	1,804,396
TJX Cos., Inc.	17,023	1,906,917
Ulta Beauty, Inc.(a)	4,319	1,218,476
		6,396,069
Textiles, Apparel & Luxury Goods (2.87%)
Canada Goose Holdings, Inc.(a)(b)	20,039	1,293,317
NIKE, Inc., Class B	25,174	2,132,741

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2018	7

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
PVH Corp.	11,000	$1,588,400
		5,014,458
CONSUMER STAPLES (4.12%)
Food Products (2.46%)
Lamb Weston Holdings, Inc.	20,000	1,332,000
McCormick & Co., Inc.	11,000	1,449,250
Mondelez International, Inc., Class A	35,346	1,518,464
		4,299,714
Household Products (0.68%)
Church & Dwight Co., Inc.	20,000	1,187,400

Personal Products (0.98%)
Estee Lauder Cos., Inc., Class A	11,790	1,713,323

ENERGY (1.63%)
Energy Equipment & Services (1.63%)
Schlumberger, Ltd.	32,934	2,006,339
Solaris Oilfield Infrastructure, Inc., Class A(a)(b)	44,498	840,567
		2,846,906
FINANCIALS (3.46%)
Banks (2.12%)
First Republic Bank	10,000	960,000
Independent Bank Group, Inc.	25,779	1,709,147
Signature Bank	9,089	1,043,781
		3,712,928
Capital Markets (0.97%)
Raymond James Financial, Inc.	15,000	1,380,750
Virtus Investment Partners, Inc.	2,752	313,040
		1,693,790
Thrifts & Mortgage Finance (0.37%)
Axos Financial, Inc.(a)(b)	19,017	653,995

HEALTH CARE (16.86%)
Biotechnology (4.29%)
ACADIA Pharmaceuticals, Inc.(a)(b)	45,945	953,818
Acorda Therapeutics, Inc.(a)	22,636	444,797
Portola Pharmaceuticals, Inc.(a)(b)	58,639	1,561,557
Puma Biotechnology, Inc.(a)(b)	37,092	1,700,668
Regeneron Pharmaceuticals, Inc.(a)	5,308	2,144,644
Ultragenyx Pharmaceutical, Inc.(a)(b)	9,134	697,290
		7,502,774

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (6.39%)
Abbott Laboratories	17,091	$1,253,795
Becton Dickinson and Co.	7,033	1,835,613
Cooper Cos., Inc.	5,000	1,385,750
Glaukos Corp.(a)	6,651	431,650
Insulet Corp.(a)	31,542	3,341,875
ResMed, Inc.	13,000	1,499,420
STERIS PLC	12,500	1,430,000
		11,178,103
Health Care Providers & Services (3.11%)
Diplomat Pharmacy, Inc.(a)(b)	35,661	692,180
Henry Schein, Inc.(a)	13,000	1,105,390
PetIQ, Inc.(a)(b)	19,205	754,949
UnitedHealth Group, Inc.	9,022	2,400,213
US Physical Therapy, Inc.	4,052	480,567
		5,433,299
Life Sciences Tools & Services (1.51%)
Charles River Laboratories International, Inc.(a)	10,500	1,412,670
Mettler-Toledo International, Inc.(a)	2,000	1,217,960
		2,630,630
Pharmaceuticals (1.56%)
Jazz Pharmaceuticals PLC(a)	6,500	1,092,845
Novo Nordisk A/S(c)	34,749	1,638,068
		2,730,913
INDUSTRIALS (12.47%)
Aerospace & Defense (1.72%)
HEICO Corp.	24,281	2,248,663
Kratos Defense & Security Solutions, Inc.(a)	51,468	760,697
		3,009,360
Air Freight & Logistics (1.99%)
XPO Logistics, Inc.(a)	30,427	3,473,850

Building Products (0.85%)
Allegion PLC	3,212	290,911
Lennox International, Inc.	5,500	1,201,200
		1,492,111
Commercial Services & Supplies (2.11%)
Cintas Corp.	6,000	1,186,860
Copart, Inc.(a)	25,000	1,288,250
Rollins, Inc.	20,000	1,213,800
		3,688,910
Machinery (3.01%)
Barnes Group, Inc.	18,998	1,349,428

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2018	9

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Machinery (continued)
Middleby Corp.(a)(b)	11,783	$1,524,131
Snap-on, Inc.	6,500	1,193,400
Xylem, Inc.	15,000	1,198,050
		5,265,009
Professional Services (0.71%)
WageWorks, Inc.(a)	29,001	1,239,793

Road & Rail (1.34%)
JB Hunt Transport Services, Inc.	8,846	1,052,143
Old Dominion Freight Line, Inc.	8,000	1,290,080
		2,342,223
Trading Companies & Distributors (0.74%)
H&E Equipment Services, Inc.	5,982	226,000
SiteOne Landscape Supply, Inc.(a)	14,108	1,062,897
		1,288,897
INFORMATION TECHNOLOGY (28.63%)
Electronic Equipment, Instruments & Components (1.99%)
Cognex Corp.	20,000	1,116,400
IPG Photonics Corp.(a)	5,000	780,350
Littelfuse, Inc.	6,000	1,187,340
nLight, Inc.(a)	10,759	238,957
Novanta, Inc.(a)	2,284	156,226
		3,479,273
IT Services (7.38%)
Alliance Data Systems Corp.	6,817	1,609,903
Automatic Data Processing, Inc.	11,950	1,800,387
EPAM Systems, Inc.(a)	11,514	1,585,478
FleetCor Technologies, Inc.(a)	10,198	2,323,512
Genpact, Ltd.	40,000	1,224,400
GTT Communications, Inc.(a)(b)	15,992	694,053
Jack Henry & Associates, Inc.	8,000	1,280,640
Visa, Inc., Class A	15,973	2,397,387
		12,915,760
Semiconductors & Semiconductor Equipment (0.83%)
Impinj, Inc.(a)(b)	10,423	258,699
Monolithic Power Systems, Inc.	9,500	1,192,535
		1,451,234
Software (18.43%)
2U, Inc.(a)	11,830	889,498
Altair Engineering, Inc.(a)	14,561	632,676
Autodesk, Inc.(a)	14,431	2,252,823
Avalara, Inc.(a)(b)	12,286	429,150

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Software (continued)
Ebix, Inc.(b)	29,842	$2,361,994
Everbridge, Inc.(a)	42,834	2,468,952
Globant SA(a)	19,348	1,141,339
HubSpot, Inc.(a)	7,971	1,203,222
Microsoft Corp.	18,002	2,058,889
Paycom Software, Inc.(a)(b)	11,000	1,709,510
Paylocity Holding Corp.(a)	36,683	2,946,379
Qualys, Inc.(a)	13,183	1,174,605
RealPage, Inc.(a)	4,813	317,177
Red Hat, Inc.(a)	14,875	2,027,165
salesforce.com, Inc.(a)	11,647	1,852,222
SPS Commerce, Inc.(a)	12,739	1,264,218
SS&C Technologies Holdings, Inc.	30,000	1,704,900
Synopsys, Inc.(a)	15,000	1,479,150
Trade Desk, Inc., Class A(a)	18,607	2,807,982
Ultimate Software Group, Inc.(a)	4,656	1,500,117
		32,221,968
MATERIALS (3.70%)
Chemicals (2.87%)
Ecolab, Inc.	15,302	2,399,048
International Flavors & Fragrances, Inc.	8,500	1,182,520
Praxair, Inc.	8,963	1,440,623
		5,022,191
Construction Materials (0.15%)
US Concrete, Inc.(a)(b)	5,678	260,336

Containers & Packaging (0.68%)
Avery Dennison Corp.	11,000	1,191,850

REAL ESTATE (3.40%)
Equity Real Estate Investment Trusts (REITs) (1.27%)
Equinix, Inc.	5,135	2,222,890

Real Estate Management & Development (2.13%)
FirstService Corp.	43,990	3,724,194

TOTAL COMMON STOCKS
(COST OF $107,241,984)		171,260,073

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2018	11

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2018 (Unaudited)

	SHARES	MARKET VALUE
SHORT TERM INVESTMENTS (4.49%)
MONEY MARKET FUND (2.27%)
State Street Institutional US Government Money Market Fund, 1.936%(d)
(COST OF $3,966,243)	3,966,243	$3,966,243

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (2.22%)
State Street Navigator Securities Lending Government Money Market Portfolio, 2.19%
(COST OF $3,885,279)	3,885,279	3,885,279

TOTAL SHORT TERM INVESTMENTS
(COST OF $7,851,522)		7,851,522

TOTAL INVESTMENTS (102.43%)
(COST OF $115,093,506)		179,111,595

LIABILITIES IN EXCESS OF OTHER ASSETS (-2.43%)		(4,260,198)

NET ASSETS (100.00%)		$174,851,397

NET ASSET VALUE PER SHARE
(27,616,263 SHARES OUTSTANDING)		$6.33

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $14,323,562.
(c)	American Depositary Receipt.
(d)	Rate reflects seven-day effective yield on September 30, 2018.

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2018 (Unaudited)

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio, a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Directors (the “Board”). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Fund’s Valuation Committee, using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of September 30, 2018, the Fund held no securities that were fair valued.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Third Quarter Report (Unaudited) | September 30, 2018	13

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2018 (Unaudited)

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of September 30, 2018:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$14,323,562	$3,885,279	$10,779,115	$14,664,394

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2018 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in shares of registered investment companies are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2018:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$171,260,073	$–	$–	$171,260,073
Short Term Investments	$7,851,522	$–	$–	$7,851,522
Total	$179,111,595	$–	$–	$179,111,595

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Third Quarter Report (Unaudited) | September 30, 2018	15

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2018 (Unaudited)

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

Recent Accounting Pronouncement

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Management is currently evaluating the impact of the ASU.

Shareholder Meeting Results

On August 23, 2018, the Annual Meeting of Shareholders of the Fund was held to elect three Directors to the Board. On June 11, 2018, the record date for the meeting, the Fund had outstanding 27,441,940 shares of common stock. The votes cast at the meeting were as follows:

Proposal 2 – To elect three Directors:

Nominee	For	Against/Withheld
Thomas W. Brock	20,581,747.266	895,714.073
John J. Neuhasuer	20,555,392.281	922,069.058
Edmund J. Burke	20,891,656.010	585,805.329

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Description of Lipper Benchmark And Market Indices

September 30, 2018 (Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Benchmark

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

Third Quarter Report (Unaudited) | September 30, 2018	17

Page Intentionally Left Blank

ALL-STAR GROWTH FUND

ASG LISTED NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
John A. Benning*
Thomas W. Brock*, Chairman
Edmund J. Burke
George R. Gaspari*
Dr. John J. Neuhauser*
Richard C. Rantzow*
Maureen K. Usifer*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
Sareena Khwaja-Dixon, Secretary
Jennifer Craig, Assistant Secretary
Erin D. Nelson, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000894 11/30/2019

ALL STAR®
FUNDS

Liberty All-Star® Growth Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1100
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

ASG
LISTED
NYSE